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                                                                   Exhibit 10.23

STATE OF ALABAMA
MONTGOMERY COUNTY

     THIS LEASE AND CONTRACT, made by and between, Union Springs Telephone Company, a subsidiary of Ropir Industries, Inc. hereinafter called LESSOR and Call Points, Inc. hereinafter called LESSEE.

                             W I T N E S S E T H:

     1. The Lessor hereby rents and leases to the Lessee one (1) Dist 21300 Enhance Conference System to be used by the lessee as conference bridges and for no other use or purpose whatsoever, for and during the term dated from the 1st day of September 1996 to be renewed every year unless written notice is received 30 days prior to renewal and covenants to keep the Lessee in possession of the leased premises during said term, provided the Lessee complies with the terms and provisions contained herein.

     2. The Lessee agrees to pay to the Lessor at its office at 301 Interstate Park Dr., Montgomery, Alabama 36109 or such place as lessor may notify Lessee in writing as rent for the leased premises Three thousand One Hundred Twenty-Five and No/100 ($3125.00) Dollars on the first day of each month in advance during said term, being at the rate of Thirty-Seven Thousand Five Hundred and No/100 ($37500.00) Dollars per annum.

     3. The Lessee hereby acknowledges that said leased equipment is received in good condition, and to further maintain such leased equipment in such condition, order and repair as the same are in at the commencement of said term or may be put in during the term except reasonable wear and tear and damages by fire or other casualty not caused by or growing out of negligence, default or wrongful act of Lessee or the agents or employees of lessee and to permit no waste of the leased equipment or to allow the same to be done, but to take good care of the same; and Lessee agrees on the termination of this Lease to surrender to lessor the quiet and peaceable possession of said leased equipment in like good order as at the commencement of said term, normal wear and tear excepted.

     4. It is agreed that Lessee shall not have the right or power to sublease said leased equipment or any part thereof or to transfer or assign this Lease or permit the use of any part of said leased equipment by others without the written consent of the Lessor hereon endorsed, the Lessee shall not use or permit to be used the leased equipment for any other purpose than as herein leased equipment without the written consent of Lessor.

     5. It is mutually agreed that if Lessee should fail to pay any one of the above described installments of rent at maturity, then at the election of the Lessor all the remaining installments shall at once become due and payable and the Lessor may treat them as due and payable, without further notice to Lessee, this Lease being sufficient notice, an if in order to

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entitle the Lessor to do so, it shall not be necessary to give any notice of the rent or any installment being due and unpaid, or to make any demand for the same, or to give any notice of the violation of this Lease by the Lessee, the execution of this Lease, signed by the said Lessor and the Lessee, which execution is hereby acknowledged being sufficient notice of the rent being due, and of the demand for the same, and shall be so construed between the parties hereto, any law, usage or custom to the contrary notwithstanding.

     6. This Lease together with any and all addendum or amendments hereto shall inure to the benefit of the respective parties hereto, their successors, heirs, personal representatives or assigns (provided that any assignment by the Lessee shall be effective only if made in strict accordance with the terms of this Lease).

     IN WITNESS WHEREOF, the Lessor and Lessee have hereunto executed this Lease on the day and year first above written.

                                             LESSOR:

                                             Union Springs Telephone Co., a
                                             subsidiary of Ropir Industries,
                                             Inc.

                                             /s/
                                             -----------------------------------
                                             Billie Pirnie, President

                                             LESSEE:

                                             Call Points, Inc.

                                             /s/
                                             -----------------------------------
                                             Larry C. Grogan, Executive Vice
                                             President

                                  RIDER NO. 1
                         DATED AS OF SEPTEMBER 1, 1996
                              TO LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 1, 1996
                                    BETWEEN
                          UNION SPRINGS TELEPHONE CO.
                    A SUBSIDIARY OF ROPIR INDUSTRIES, INC.
                                      AND
                               CALL POINTS, INC.

     Lessor and Lessee hereby agree to add the sections described below to the above referenced Lease. Unless otherwise provided, all terms used herein have the meanings ascribed to them in the Lease.

     1. Notwithstanding any provisions either or implied to the contrary and provided Lessee is not in default or breach of the Lease or any other present or future obligation to Lessor, its successors or assigns, Lessee shall have the option at the expiration or termination (other than by breach or default) of the Lease term, by giving written notice to Lessor at least one hundred twenty (120) days prior thereto, to purchase all of Lessor's rights, title and interest, if any, in and to all, but not less than all, the Equipment, for the amount set forth below ("Purchase Price"), plus all sales, transfer or other taxes, including but not limited to, title and transfer fees, if any, arising by reason of the sale and purchase of the Equipment together with any and all rentals or other amounts remaining unpaid under the pursuant to the Lease ("Aggregate Purchase Price").

PURCHASE PRICE:     ONE DOLLAR ($1.00)

     Lessee shall pay the Aggregate Purchase Price to Lessor not later than the last day of the Lease term, by certified funds or immediately available funds payable to the order of Lessor and shall remit to Lessor at Lessor's address set forth in the Lease or as Lessor may advise from time to time.

     Until all amounts hereunder are paid by Lessee and all performance by Lessee is complete, Lessee hereby grants to Lessor and Lessor hereby accepts a first priority security interest in the Equipment and the proceeds thereof (including insurance proceeds).

     Lessee agrees that any sale, conveyance or transfer to Lessor pursuant hereto shall be of Lessor's right, title and interest, if any, in and to the Equipment, AS IS, WHERE IS, WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIES, INCLUDING WARRANTY OF MERCHANTIBILITY AND FITNESS FOR PURPOSE, and Lessee shall hold harmless and indemnify lessor from and against all claims for property damage, personal injury or death to Lessee and/or third parties growing out of or resulting from the ownership, use or possession of the Equipment, or imposed upon, incurred or directed against lessor, whatsoever levied on, on account of or as a consequence of the sale and purchase of the Equipment.

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     Except as herein specifically provided, the Lease remains unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties to the Lease have caused this Rider No. 1 to be executed by their authorized representatives as of the date set forth above.

LESSOR:                                      LESSEE:

Union Springs Telephone Co., a               Call Points, Inc.
subsidiary of Ropir Industries, Inc.



/s/                                          /s/
--------------------------------------       ----------------------------------
Billie Pirnie, President                     Larry C. Grogan, Executive Vice
                                             President

Date:_________________________________       Date:_____________________________